UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):August 12, 1999

                         WATERFORD GAMING, L.L.C.
                       -----------------------------
          (Exact name of Registrant as specified in its charter)

          Delaware                 333-17795          06-1465402
     ------------------         ---------------    ----------------
     (State or other            (Commission File   (I.R.S. Employer
      jurisdiction of            Number)            Identification
      incorporation or                              Number)
      organization)

               914 Hartford Turnpike
                   P.O. Box 715
                   Waterford, CT                       06385
      ---------------------------------------       -----------
      (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the quarter ended June 30, 1999, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-Q, Securities and Exchange Commission file reference no. 033-80655.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WATERFORD GAMING, L.L.C.


Date: August 13, 1999            By:/s/Len Wolman
                                    Len Wolman, Chief Executive Officer